Exhibit 21.1

EXHIBIT 21 - TYCO INTERNATIONAL LTD. - 25 SEPTEMBER 2009

Jurisdiction:	Entity Name	State
Argentina	ADT Security Services S.A. (Argentina)
Maulo S.A.
Sensormatic Argentina S.A.
Tyco Flow Control Argentina S.A.
Tyco Services S.A. (Argentina)

Australia	A.C.N. 000 233 536 Pty Limited
A.C.N. 069 907 384 Pty Limited
A.C.N. 095 652 645 Pty Limited
ACN 000 343 019 Pty Limited
ACN 065 576 721 Pty Limited
ACN 083 263 076 Pty Limited
ACN 095 629 191 Pty Limited
ADT Wireless Pty Limited
Coastline Foundry (Qld) Pty Limited
Complete Engineering Group Pty Limited
Danby Pty Limited
Electrostrut Australia Pty Limited
ETE Coliban Pty Limited
Fire Control Pty Limited
Firepipe Protection Pty Limited
Firmagroup Operations Holdings Pty. Ltd.
Gold Energy (Aust) Pty Limited
Goyen Controls Co Pty Limited
Greenspan Environmental Technology Pty Ltd
Greenspan Technology Pty Ltd
Kalanda Enterprises Pty Ltd
Keystone Asia Pacific Pty Limited
M.B. John Pty Limited
Mather & Platt Pty Ltd
Metropolitan Fire Services Pty Limited
Metropolitan Fire Systems Pty Limited
MFS Holdings Pty Limited
Milperra Developments Pty Limited
Nationguard Security Pty Limited
P A Pacific Pty Limited
Prindon Holdings Pty Limited
Rindin Enterprises Pty Limited
Sensormatic Australia Pty Limited
Simplex International Pty Limited
Steel Mains Pty Limited
Super Nominees Pty Limited
Swan Metal Skirtings Pty Limited

Jurisdiction:	Entity Name	State
TISP Pty Limited
TopAq Pty Limited
Tyco Australia Pty Limited
Tyco Fire & Security Pty Limited
Tyco Flexonics Australia Pty Limited
Tyco Flow Control International Pty Limited
Tyco Flow Control Pacific Pty Limited
Tyco International Pty Limited
Tyco Projects (Australia) Pty Limited
Tyco Water Pty Limited
Unistrut (New Zealand) Holdings Pty Limited
Unistrut Australia Pty Limited
Viking Fire Systems Pty Limited
Water Infrastructure Group (Queensland) Pty Ltd
Water Infrastructure Group Pty Ltd
Water Reticulation Systems (Virginia) Pty Limited
Water Reticulation Systems Hire Pty Limited
Yarway Australia Pty Limited

Austria	ADT-Sensormatic Ges.m.b.H
Tyco Building Services Products (Austria) GmbH
Tyco Fire & Integrated Solutions GmbH (Austria)

Bahamas	Tyco Global Exchange Inc.
Tyco International Asia Inc. (Bahamas)
Tyco Shares Ltd.
World Services Inc.

Barbados	Exeter Holdings Limited
Tyco International Holdings Ltd.
Tyco Worldwide Holdings Ltd.

Belgium	ADT Europe N.V.
Airvans Belgium S.A.
CIPE Belgium S.A.
DSC International S.A.
Tyco Fire & Integrated Solutions N.V.
Tyco Flow Control Europe S.A.
Tyco Thermal Controls NV
WHICH Belgium S.A.

Bermuda	Camron (Bermuda) Insurance, Ltd.
Electro-Protective Limited

Jurisdiction:	Entity Name	State
Kral Steel Limited
Tyco (Bermuda) Unlimited No. 1
Tyco Capital Holdings Ltd.
Tyco Capital Ltd.
Tyco Delta Limited
Tyco Epsilon Limited
Tyco Holdings (Bermuda) No. 12 Limited
Tyco Holdings (Bermuda) No. 14 Limited
Tyco Holdings Limited
Tyco Kappa Limited
Tyco Omega Limited
Tyco Zeta
Willoughby Assurance Ltd.

Brazil	ADT Security Services do Brasil Ltda
Alarm-Tek Comercio E Participacoes Ltda.
Alarm-Tek do Brasil Sistemas de Vigilancia Ltda.
Figgie do Brasil Industria e Comercio Ltda.
Mojonnier do Brasil Industria e Comercio de Equipamentos Ltda.
S.E.C. do Brasil Ltda.
Senelbra Industria, Comercio e Servicos Ltda.
Sensorbrasil Comercio e Locacoes Ltda.
Sensormatic do Brasil Eletronica Ltda.
Tyco Dinaco Industria e Comercio de Ferro e Aco Ltda.
Tyco Fire & Security Equipamentos Ltda [Brazil]
Tyco Services Ltda.
Tyco Valves & Controls Brasil Ltda.
Westlock Equipamentos de Controle Ltda.

Brunei Darussalam	Indeco Services Sdn Bhd
Tyco Services (B) Sdn. Bhd.

Canada	ADT Canada Holdings Limited
ADT Finance Inc.
ADT Security Services Canada, Inc.
Ansul Canada Limited
Century Industries Company
Columbia-MBF Inc.
Hawley Group Canada Limited
Intercon Security Limited
Keystone Canada Co.
Parkwood Security Systems Inc.
S E C Investments of Canada Ltd.

Jurisdiction:	Entity Name	State
SecurityLink Ltd.
Sensormatic Canada Incorporated
TEPG Canada Inc.
Tracer Canada Incorporated
Tracer Field Services Canada Ltd.
Tracer Industries Canada Limited
Tyco International of Canada Ltd.
Tyco Safety Products Canada Ltd.
Tyco Thermal Controls (Canada) Ltd.
Tyco Thermal Controls Construction Corporation
Tyco Valves & Controls Canada Inc.
Unistrut Canada Limited

Cayman Islands	Sensormatic Cayman Finance Ltd.
Sensormatic Cayman LP

Chile	ADT Security Services S.A. (Chile)
ADT Seguridad Fisica S.A.
Investim Chile S.A.
Simplex S.A.
Tyco Flow Control Chile S.A.
Tyco Services S.A. (Chile)
Unistrut Chile Comercial e Industrial Limitada

China	ADT Macau Limited
ADT Security Services (Shanghai) Co., Ltd.
Ansul Fire Equipment (Shanghai) Co. Ltd
Deliver Safe Trading (Shanghai) Co., Ltd.
Keystone Valve (China) Ltd.
KTM Ball Valve Manufacturing (Sichuan) Co. Ltd.
Shanghai Anderson Greenwood Crosby Valve Co. Ltd
Shanghai Eagle Safety Equipment Ltd.
Tyco Fire & Integrated Systems (Guangzhou) Co., Ltd.
Tyco Fire & Security (Beijing) Co., Ltd.
Tyco Fire & Security (Tianjin) Ltd
Tyco Fire & Security Services International Trading (Shanghai) Co. Ltd
Tyco Fire, Security & Services (Macau) Limited
Tyco Flow Control Beijing Co., Ltd.
Tyco Flow Control Trading (Shanghai) Ltd.
Tyco Safety Products (Shanghai) Co., Ltd.
Tyco Safety Products (Shenyang) Co., Ltd.
Tyco Thermal Controls (Huzhou) Co. Ltd
Tyco Thermal Controls (Shanghai) Engineering Co., Ltd.

Jurisdiction:	Entity Name	State
Tyco Thermal Controls (Shanghai) Trading Co. Ltd
Tyco Water Valve (Shanghai) Co., Ltd

Colombia	Mercantil de Importaciones y Exportaciones Ltda. (MINEX)
Tyco Services S.A. (Colombia)

Costa Rica	ADT Security Services, S.A. (Costa Rica)
Tyco Ingenieria y Construccion S.A.

Croatia	Tyco Fire & Integrated Solutions d.o.o. (Croatia)

Czech Republic	ADT Security Center, s.r.o.
Feuerloschgerate Neuruppin CZ, s.r.o.
Schmieding Armatury CZ s.r.o.
Tyco Fire & Integrated Solutions s.r.o., clen koncernu Tyco
Tyco Thermal Controls Czech s.r.o.
Tyco Valves & Controls Distribution Czech s.r.o.

Denmark	ADT A/S
CIPE Holding (Denmark) ApS
Tyco Fire & Integrated Solutions (Denmark) A/S
Tyco Holding I (Denmark) ApS
Tyco Holding III (Denmark) ApS
Tyco Holding IV (Denmark) ApS
Tyco Holding IX (Denmark) ApS
Tyco Holding VIII (Denmark) ApS
Tyco Holding XI (Denmark) ApS
Tyco Holding XIX (Denmark) ApS
Tyco Integrated Systems (Denmark) ApS
Tyco Valves & Controls Denmark A/S
Water Holding (Denmark) ApS

Ecuador	Sociedad Anonima Grinnell Sistemas de Proteccion Contra Incendios

Fiji	Tyco Fiji Limited

Finland	Scott Health & Safety Oy
Scott Technologies Health & Safety Oy
Tyco Fire & Integrated Solutions (Finland) OY
Tyco Thermal Controls Finland Oy

France	Acroba S.A.S
ADT France SA

Jurisdiction:	Entity Name	State
Bayard SAS
CEDI Securite SA
Conception et Representation de Technologie de Controle C.R.T. Controle
Ecsas Gardiennage Sarl
Europ Telesecurite SAS
Europinter SA
Fibaly SA
Flow Control Technologies SA
Generale de Robinetterie Industrielle et de Systemes de Surete (Griss) S.A.
Isogard SAS
K D Valves S.A.S
MANIBS France S.A.R.L.
Mecafrance S.A.
Sci Becaro
Sci Chanle
Sci Mazal
Sci Tov
Securite Conseil Expertises - SCE
Sensormatic S.A.R.L.
T.S. France SA
Tyco Building Services Products S.A.S. (France)
Tyco Europe S.A.
Tyco European Security Holdings SA
Tyco Fire & Integrated Solutions France
Tyco Flow Control Europe S.A.S.
Tyco France Security S.A.
Tyco Safety Products France SARL
Tyco Thermal Controls SAS
Tyco Valves & Controls Distribution (France) S.C.A.

Germany	ADT Deutschland GmbH
ADT Protecco GmbH
ADT Secured Payments GmbH
ADT SecurePay GmbH
ADT Security Deutschland GmbH
ADT Sensormatic GmbH
ADT Service-Center GmbH
ADT Wellcom GmbH
Chemat GmbH Armaturen fur Industrie - und Nuklearanlage
CKS Security GmbH
CKS Systeme GmbH & Co. KG
COSMOS Feuerloeschgeraetebau GmbH
DA Export International GmbH

Jurisdiction:	Entity Name	State
Dritte Korschenbroicher Armaturen GmbH
DSC International GmbH
Erhard GmbH & Co. KG
Erhard Verwaltungsgesellschaft mbH
Erste Korschenbroicher Armaturen GmbH & Co. KG
Erste Korschenbroicher Armaturen Verwaltungs GmbH
Erwin Burbach Maschinenfabrik GmbH
Feuerloschgerate GmbH Neuruppin
FLN Feuerloschgerate Neuruppin Vertriebs GmbH
Flow Control Holding GmbH & Co KG
Flow Control Holding Verwaltungs GmbH
Fondermann GmbH
Frischhut Armaturen und Formteile GmbH
Helmut Geissler Glasinstrumente GmbH
Inter-Brandschutz GmbH
Ludwig Frischhut Beteiligungs GmbH
Ludwig Frischhut GmbH & Co. KG
Mecafrance (Deutschland) GmbH
NARVIK-Yarway GmbH
NEUHAUS Feuerloschgerate GmbH
S+S Armaturen Technology GmbH
SABO-Armaturen Service GmbH
Schmieding Armaturen GmbH
Sempell AG
STRATE Technologie fur Abwasser GmbH
TEPG GmbH
Thorn Sicherheits GmbH
Tillmann Armaturen GmbH
Total Feuerschutz GmbH
Total Walther Beteiligungsgesellschaft Gmbh
Total Walther Feuerschutz Loschmittel GmbH
Total Walther GmbH, Feuerschutz und Sicherheit
Trade GmbH
Tyco Building Services Products (Germany) GmbH
Tyco Building Services Products Division GmbH
Tyco European Investments Deutschland GmbH
Tyco Holding GmbH
Tyco International Armaturen Holding GmbH
Tyco International PLT Deutschland GmbH
Tyco International PLT GmbH
Tyco International PLT Klartechnik GmbH
Tyco International PLT Umwelttechnik GmbH
Tyco Thermal Controls GmbH

Jurisdiction:	Entity Name	State
Tyco Thermal Controls Holding GmbH
Tyco Umwelttechnik GmbH
Tyco Valves & Controls Distribution GmbH
Tyco Waterworks Deutschland GmbH
Tyco Waterworks GmbH & Co. KG
Vierte Korschenbroicher Armaturen GmbH & Co. KG
Vierte Korschenbroicher Armaturen Verwaltungs GmbH
WOPF Befestigungselemente GmbH
Zweite Korschenbroicher Armaturen GmbH

Gibraltar	Espion (International) Limited
Silver Avenue Holdings Limited
Stralen Investments Limited
Tyco International (Gibraltar) II Limited
Tyco International (Gibraltar) III Limited
Tyco International (Gibraltar) IV Limited

Greece	ADT Greece S.A. (ADT Hellas)
Earth Tech (Hellas) Limited Liability Company

Guatemala	ADT Sistemas de Seguridad, S.A. (Guatemala)
Grinnell Sistemas de Proteccion Contra Incendio S.A. (Guatemala)
Tyco Ingenieria y Construccion S.A. (Guatemala)

Hong Kong	ADT Hong Kong Limited
ATS Technology (Hong Kong) Limited
Sensormatic Far East Limited
Sensormatic Hong Kong Limited
Tak Cheong (Yau Kee) Engineering Limited
Thorn Security (Hong Kong) Limited
Tyco Engineering & Construction (Hong Kong) Limited
Tyco Fire and Security Services China Limited
Tyco Flow Control Hong Kong Limited
Union Spirit Enterprises Limited
Wormald Engineering Services Limited

Hungary	ADT Fire & Security Kft.
Brueder Mannesmann Hungary Kft
Tyco Building Services Products (Hungary) Kft
Tyco Fire & Integrated Solutions Contractor and Engineering Limited Liability Company (kft)
Tyco Valves & Controls Distribution Ltd

India	Sakhi-Raimondi Valves (India) Pvt Ltd

Jurisdiction:	Entity Name	State
Simplex Building Systems Pvt Ltd
Tyco Fire & Security India Private Limited
Tyco Thermal Controls India Private Limited
Tyco Valves & Controls India Pvt. Ltd.

Indonesia	PT Tyco Eurapipe Indonesia
PT. ODG Wormald Indonesia

Ireland	ACE Alarm Systems Limited
ADT Fire and Security Limited
ADT Limited
Allied Alarms Limited
Allied Metal Products Limited
Allied Security Products Limited
Brangate Limited
Fondermann & Co. (Ireland) Limited
Imasco Public Limited Company
Mather & Platt (Ireland) Limited
Mather & Platt (Ireland) Manufacturing Limited
Modern Security Systems Limited
Mountainbran Limited
Obsidian HCM Holdings Ireland
Obsidian HCM Med Holdings Ireland
Obsidian HCM Med International Holdings
SEC Investments of Ireland
Sensormatic Electronics Corporation (Ireland) Limited
Sensormatic European Distribution Limited
Sensormatic Ireland Limited
Tyco Far East Holdings Limited
Tyco International Finance Ireland
Tyco Ireland Limited
Tyco Valves and Controls Ireland Limited
Unistrut Ireland Limited
Waterson (Unlimited)
Witham

Ireland, Northern	Audio Education Limited
B & E Electrics Limited
Castle Gate Alarms (Northern Ireland) Limited
Controlled Electronics Management Systems Limited
Flo-Check Valves Limited
Intellectual Systems Ltd.
Mid-Ulster Alarms Limited

Jurisdiction:	Entity Name	State
P.M.H. Electronics Limited
Security Centres (UK) Limited

Isle of Man	Automated Security (International) Limited
Electra Systems Limited
Modern Alarms Limited
Modern Security Systems (IOM) Ltd.
Obsidian HCM Med Isle of Man
Security Centres Holdings International Ltd.

Israel	Raphael Valves Industries (1975) Ltd.
Tyco Raphael Industries Ltd.

Italy	ADT S.r.l.
Belgicast Italia S.R.L.
Bentel Security Srl
Biffi Italia S.r.l.
Laesa Technology Srl
MECAIR S.r.L.
Sabo Foam Srl
Tyco Building Services Products (Italy) S.r.l.
Tyco Flow Control Italia, S.r.l.
Tyco International PLT (Italy) S.r.l.
Tyco Valves and Controls Italia S.r.l.
Wormald Italiana S.P.A.

Japan	Tyco Flow Control Japan Co., Ltd.
Tyco Thermal Controls Japan Co., Ltd.

Kazakhstan	Tyco Thermal Controls Kazakhstan LLP

Luxembourg	ADT Finance S.A.
ADT Luxembourg S.A.
CIPE Luxembourg S.A.
Tyco Brazil (Luxembourg) S.a.r.l.
Tyco Holdings S.a.r.l.
Tyco International Finance S.A.
Tyco International Group S.A.
Tyco International Holding S.a.r.l.
Tyco Luxembourg S.a.r.l.

Malaysia	ADT Services (M) Sdn. Bhd.
Euratech (Malaysia) Sdn. Bhd.

Jurisdiction:	Entity Name	State
Grinnell Supply Sales (Malaysia) Sdn. Bhd.
Life Engineering Sdn. Bhd.
Tyco Fire, Security & Services Malaysia Sdn Bhd
Tyco Flow Control (Malaysia) Sdn. Bhd.
Tyco Grinnell KM Sdn. Bhd.
Tyco Services Malaysia Sdn. Bhd.
Tyco Valves & Controls (M) Sdn. Bhd.

Mauritius	Tyco Asia Investments Limited

Mexico	ADT Holding de Mexico, S.A. de C.V.
ADT Integrated Solutions, S.A. de C.V.
ADT Private Security Services de Mexico, S.A. de C.V.
ADT Security Services, S.A. de C.V.
Ansul Mexico, S.A. de C.V.
Fire Equipment de Mexico, S.A. de C.V.
S.L.K. Alarm Services, S.A. de C.V.
Sensormatica, S. de R.L. de C.V.
Simplex Grinnell, S.A. de C.V.
Tyco Engineering & Construction, S.A. de C.V.
Tyco International de Mexico, S. de R.L. de C.V.
Tyco Services, S.A. de C.V. (Mexico)
Tyco Valves and Controls de Mexico, S.A. de C.V.

Namibia	ADT Security Namibia (Proprietary) Limited

Netherlands	AIM Nederland B.V.
Glearth B.V.
Hovap International (Holland) B.V.
Narvik-Yarway B.V.
Pritchard Services Group BV
Professional Fixings BV
Protector Technologies BV
Sensormatic B.V.
Sensormatic Distribution & Holdings B.V.
Sensormatic Investments Associates B.V.
Strate B.V.
Svenska Skum B.V.
Technische Handelsbureau en Armeturenfabriek Wafrega B.V.
Tyco Building Services Products B.V.
Tyco Energy Valves B.V.
Tyco Fire & Security Nederland BV
Tyco International Fire and Security Holdings Cooperatief U.A.

Jurisdiction:	Entity Name	State
Tyco Thermal Controls BV
Tyco Valves & Controls B.V.
Tyco Waterworks B.V.
Uni Joint B.V.
Unistrut (Benelux) B.V.

New Zealand	Armourguard Security Limited
Keystone New Zealand Company
New Zealand Valve Company
Nortrac Engineering Company
Sensormatic New Zealand Limited
Tyco Construction Technologies NZ Limited
Tyco Flexonics NZ Company
Unistrut New Zealand Company

Nicaragua	Grinnell Sistemas de Proteccion Contra Incendio S.A. (Nicaragua)
Tyco Ingenieria y Construccion S.A. (Nicaragua)

Norway	Tyco Building Services Products (Norway) AS
Tyco Fire & Integrated Solutions (Norway) AS
Tyco Thermal Controls Norway AS

Pakistan	Tyco Fire & Security Pakistan (PVT) Ltd.

Peru	Tyco Services S.A. (Peru)

Philippines	Tyco Integrated Systems Philippines Inc.
Tyco PIECO Corporation, Inc.

Poland	ADT Fire and Security SP.Z.O.O.
Erhard Armatura Polska Sp. z o.o.
Schmieding Armaturen Poland sp. z. o.o
STRATE Sp.z.o.o.
Tyco Thermal Controls Polska Sp. z.o.o.
Tyco Valves & Controls Polska Sp.z.o.o.
Tyco Waterworks Polska Sp.z.o.o.

Portugal	Industra — Comercio de equipamentos Industriais, S.A.
Sensormatic Proteccao Contra Furto, Lda
Tyco Integrated Systems (Portugal), Unipessoal Lda

Puerto Rico	ADT Security Services Puerto Rico, Inc.
SecurityLink of Puerto Rico, Inc.

Jurisdiction:	Entity Name	State
Sensormatic del Caribe, Inc. (Puerto Rico)
Tyco Valves & Controls - Puerto Rico Corporation

Romania	Robinete Raf Campina, S.A.
SC FCT Industrial Srl

Russia	Limited Liability Company ADT Security Solutions
Tyco Thermal Controls [Russia]

Scotland	Keystone Valve (U.K.) Ltd.
Modern Alarms (Scotland) Limited
Prestaroy Limited
Rhomax Engineering Limited
Security Centres (Scotland) Limited
Tyco Valves & Controls Distribution (UK) Limited
WM Fire Protection Limited

Singapore	Central Spraysafe Company PTE Limited
Greenspan Singapore Private Limited
TEPG Pte Ltd
Tyco Building Services Pte. Ltd.
Tyco Fire & Building Products Asia Pte. Ltd.
Tyco Fire, Security & Services Pte. Ltd.
Tyco Flow Control Pte. Ltd.
Tyco India (Singapore) Private Limited
Tyco Pipe Systems Pte Ltd

Slovak Republic	Tatra Armatura s.r.o.
Tyco Fire & Integrated Solutions (Slovakia) s.r.o.

South Africa	ADT Security (Proprietary) Ltd (South Africa)
ADT Security Guarding (Proprietary) Limited
Ansul South Africa (Proprietary) Limited
Belgicast (PTY) Ltd.
Kusela Security Solutions (Proprietary) Limited
Sentry Response (Pty) Ltd
TM Monitoring (Pty) Ltd
Tyco Valves and Controls Distribution SA (Proprietary) Limited
Tyco Waterworks (Pty) Ltd.

South Korea	ADT Caps Co., Ltd.
ADT Security Co., Ltd.
Capstec Co., Ltd.

Jurisdiction:	Entity Name	State
Dong Bang Electronic Industrial Co. Ltd.
Keystone Valve (Korea) Limited
Tyco Marine Services Korea Company Limited
Tyco Thermal Controls Korea Ltd.

Spain	ADT Espana Servicios de Seguridad, S.L.
Belgicast Internacional S.L.
Sensormatic Electronics Corporation S.A.
Sensormatic Electronics Corporation Services SA
Wormald Mather & Platt Espana, S.A.

Sri Lanka	A&E Products Lanka (PVT) Ltd

Sweden	ADT Sweden AB
Erichs Armatur AB
Svenska Skum International AB
Svenska Skumslacknings AB
Tyco Building Services Products (Sweden) AB
Tyco Fire & Integrated Solutions (Sweden) AB
Tyco Thermal Controls Nordic AB

Switzerland	ADT Services AG
Neotecha AG
Swiss Alertis AG
Tyco China (Switzerland) GmbH
Tyco Fire & Integrated Solutions (Schweiz) AG
Tyco Flow Services AG
Tyco International FH (Switzerland) GmbH
Tyco International Finance Group GmbH
Tyco International Finance Holding GmbH
Tyco International Holding S.a.r.l., Luxembourg (LU), Schaffhausen Branch
Tyco International Ltd.
Tyco International Services Holding GmbH
Tyco Italy (Switzerland) GmbH

Taiwan	ADT Security Services Ltd
Taiwan Valve Co., Ltd
Tyco Fire, Security & Services Taiwan Ltd
Tyco Valves & Controls (Taiwan) Limited

Thailand	ADT Sensormatic (Thailand) Co., Ltd.
Indeco Services Co., Limited
Tyco Fire, Security & Services (Thailand) Limited

Jurisdiction:	Entity Name	State
Tyco International PLT (Thailand) Limited
Tyco International PLT Engineering (Thailand) Limited
Tyco Valves & Controls (Thailand) Limited
WHC Holdings Limited
Windmill Street Limited

Turkey	Kaiser Muhendislik ve Musavirlik A.S.
Tyco International PLT Engineering Construction Trade

UAE	Tyco Flow Control Middle East FZE

United Kingdom	A.G. Marvac Limited
ACE Security (Derbys) Limited
ADT (Private Unlimited Company)
ADT (UK) Holdings PLC
ADT (UK) Limited
ADT Aviation Limited
ADT Finance PLC
ADT Fire and Security PLC
ADT Group PLC
ADT Linen Services Limited
ADT Pension Fund Limited
ADT Security Systems Limited
ADT Travel Group Limited
ADT Trustees Limited
ADT UK Investments Limited
Advanced Independent Monitoring Limited
AFA-MINERVA Limited
American District Telegraph Services International Limited
Argus Group Limited
Atlantic Plastics Limited
Atlas Fire Engineering Limited
Audix Systems Limited
Automated Loss Prevention Systems International Limited
Automated Loss Prevention Systems Limited
Automated Security (Holdings) PLC
Automated Security (Properties) Ltd.
Automated Security Information Systems Technology Limited
Automated Security Limited
Avalon Emergency Systems Limited
Bond Security Services Limited
Bond Security Systems Limited
Britannia Monitoring Services Limited

Jurisdiction:	Entity Name	State
Britannia Security Group Limited
Britannia Security Systems (Midlands) Limited
Britannia Security Systems Limited
C.C.T.V. Limited
C.E. Security Systems Limited
C.I.S. (Cast Iron Services) Limited
Capitol Alarms Limited
Central Spraysafe Company Limited
Charles Winn (Valves) Limited
Cheshire Alarm Services Ltd.
Cleaners Limited
Clen Group Limited
Coin Machine Sales Limited
Collmain Limited
Collmain Services Limited
Control Equipment Limited
Countrywide Leisure Holdings Limited
Crime Seen Ltd.
Crosby Valve and Engineering Company Limited
D J Security Alarms Limited
Debro Engineering and Presswork Limited
Edward Barber & Company Limited
Edward Barber (U.K.) Limited
Erhard Valves Limited
Ever Three Limited
Excelsior Security Services Limited
Farnham Limited
Figgie (G.B.) Ltd.
Figgie (U.K.) Limited
Figgie Investment Trustee Limited
Figgie Pension Trustee Limited
Figgie Sportswear (U.K.) Limited
Figgie Sportswear Limited
Fire Defender (U.K.) Limited
Fire Safety Inspection Company Limited
Galequest (Electronics) Limited
Garfield Security Systems Limited
General Cleaning Contractors Limited
Goyen Controls Co UK Limited
Grinnell (U.K.) Limited
Group Sonitrol Security Systems Limited
Hawley International Finance Limited
Hindle Cockburns Limited

Jurisdiction:	Entity Name	State
How Fire Limited
How Fire Maintenance Limited
Hygood Limited
J W Singer & Sons Limited
Jades Doors Limited
James Deacon Security Limited
JEL Building Management Limited
JEL Building Management Systems Limited
Kean and Scott Limited
Kingsclere Investments Ltd.
Knogo UK Limited
KS Lift Services Limited
Macron Safety Systems (UK) Limited
Maidstone Fire Protection Limited
Management and Control Systems Limited
Masco Holdings Limited
Masco Security Systems Limited
Mather & Platt Alarms Limited
Minerva Fire Defence Limited
Modern Automatic Alarms Limited
Modern Security Systems (Private Unlimited Company)
Motor Auctions Group Limited, The
Mountwest 81 Limited
Narvik-Yarway Limited
Nu-Tron Security Limited
OCYT 1 Limited
OCYT 10 Limited
OCYT 11 Limited
OCYT 2 Limited
OCYT 3 Limited
OCYT 4 Limited
OCYT 5 Limited
OCYT 6 Limited
OCYT 7 Limited
OCYT 8 Limited
OCYT 9 Limited
OMK Limited
Orbis Security Systems Limited
Pipework Fabrications Limited
Pritchard Services Group Investments Limited
Progressive Securities Investment Trust Limited
Prospect House Investments Limited
Protection One (UK) Limited

Jurisdiction:	Entity Name	State
Protector Technologies Limited
Raychem HTS Limited
S L S Engineering Limited
Sabre Supply Management Limited
Safety Systems UK Limited
Saffire Alarm Systems Limited
Saffire Extinguishers Limited
Samuel Booth & Company Limited
Scott Health & Safety Limited
Securitag International Limited
Security Centres (UK) Holdings Limited
Security Centres Holdings Limited
Security Centres Investments Limited
Security Surveyors Group Limited
Sensormatic (U.K.) Limited
Sensormatic Camera Limited
Sensormatic Commercial/Industrial Ltd.
Sensormatic Finance Limited
Sensormatic International Limited
Sensormatic Investments Limited
Sensormatic Limited
Sensormatic Security Solutions Limited
Shearwater Solutions Limited
Shepton Holdings Limited
Shield Protection Limited
Show Contracts Limited
Simplex Europe Limited
Sky Signs Limited
Sonitrol Limited
Sound & Vision Technologies Limited
Spector Lumenex Limited
Spensall Engineering Limited
Splendour Cleaning Services Limited
Spraysafe Automatic Sprinklers Limited
Steel Support Systems Limited
Steeplock Limited
Strate (UK) Limited
Stretford Security Services Limited
Surveillance and Fire Equipment Limited
Telecom Security Limited
Telesurveillance Limited
Ten Acre Securities Ltd.
Thorn Security Group Limited

Jurisdiction:	Entity Name	State
Thorn Security International Limited
Thorn Security Limited
Thorn Security Pension Trustees Limited
Tomorrows Telecom Limited
Total Lift Services Limited
Triangle Controls Ltd.
TSG Trustees Limited
Tyco Building Services Products (UK) Limited
Tyco Engineered Products (UK) Ltd
Tyco Engineering Services Limited
Tyco European Metal Framing Limited
Tyco European Steel Strip Limited
Tyco European Tubing Limited
Tyco Fire & Integrated Solutions (UK) Limited
Tyco Fire Products Manufacturing Limited
Tyco Fire Systems Limited
Tyco Flow Control (UK) Limited
Tyco Holdings (UK) Limited
Tyco Integrated Systems Limited
Tyco Thermal Controls UK Limited
Tyco Tubing Limited
Tyco Valves & Controls Gulf Limited
Tyco Valves Limited
Ultra Security Alarms Limited
Unifast Systems Limited
Unirax Limited
Unistrut Europe Limited
Unistrut Holdings Limited
Unistrut Limited
VTI Global Limited
Vital Communications International Ltd.
Westlock Controls Limited
Whessoe Vapour Control Ltd
Whessoe Varec Company, The
White Group Electronics Limited
Wormald Fire Systems Limited
Wormald Holdings (U.K.) Ltd.
Wormald Industrial Property Ltd.
Zettler Limited

United States	Activation Technologies, LLC	DE
	ADT Holdings, Inc.	DE
	ADT Investments II, Inc.	DE

Jurisdiction:	Entity Name	State
	ADT Investments, Inc.	DE
	ADT Maintenance Services, Inc.	DE
	ADT Security Services, Inc.	DE
	ADT Security Systems, West, Inc	DE
	ADT Title Holding Company I	DE
	ADT Title Holding Company II	DE
	AFC Cable Systems, Inc.	DE
	Alert Centre (Name Saver / Assumed Name Corp)	IL
	Alliance Integrated Systems, Inc.	DE
	Allied Tube & Conduit Corporation	DE
	Ansul, LLC	DE
	API Security, Inc.	DE
	Arrowsmith Limited Partnership	MA
	Automated Security Corp.	DE
	Automated Security Holdings, Inc.	DE
	CCTC International, Inc.	DE
	CEM Access Systems, Inc.	TX
	Central Castings Corporation	AL
	Central CPVC Corporation	AL
	Central Sprinkler Company	PA
	Central Sprinkler Holdings, Inc.	DE
	Chagrin H.Q. Venture Ltd.	OH
	Chagrin Highlands Inc.	OH
	Chagrin Highlands Ltd.	OH
	Citrine Pool Corp.	NV
	Connect 24 Wireless Communications Inc.	DE
	Crosby Valve, LLC	NV
	CVG Holding Corp.	DE
	D.A.S. International, Ltd.	WI
	Descote, Inc.	LA
	Digital Security Controls, Inc.	NY
	Domestic Alarm, Inc.	CA
	Electro Signal Lab, Inc.	DE
	FCI Liquidations, Inc.	DE
	Figgie Leasing Corporation	DE
	Fire Products GP Holding, LLC	DE
	Georgia Pipe Company	GA
	Glynwed Holdings, Inc.	DE
	Goodrich Westminster Limited Partnership	MA
	Goyen Valve Corporation	CA
	Grinnell LLC	DE
	IMB, A Simplex Company, L.L.C.	DE
	International Financing, Inc.	DE

Jurisdiction:	Entity Name	State
	J.R. Clarkson Company, The	NV
	Keystone France Holdings Corp.	DE
	Keystone Germany Holdings Corp.	DE
	Keystone Kuwait, Inc.	DE
	Keystone Saudi, Inc.	TX
	Master Protection, LLC	DE
	MCS Communication Products Inc.	CA
	Obsidian HCM Holdings, Inc.	DE
	Obsidian HCN International Corporation	DE
	Paul Scott Security Systems, Inc.	NJ
	Paul Scott Security Systems, LLC	NJ
	Raychem International Holdings, LLC	DE
	Retail Expert, Inc. [FKA Tyco Acquisition Corp. XXI]	DE
	RI Corporation	DE
	S2 Mergersub Inc.	NJ
	Safe Link Corporation	MN
	Sakertrax, Inc.	CA
	Scott Technologies Foundation	OH
	Scott Technologies, Inc.	DE
	Senelco Iberia, Inc.	DE
	Sensormatic Asia/Pacific, Inc.	DE
	Sensormatic Distribution, Inc.	DE
	Sensormatic Electronics, LLC	NV
	Sensormatic Electronics Corporation (Puerto Rico)	DE
	Sensormatic Holding Corporation	NV
	Sensormatic International Holdings I, Inc.	DE
	Sensormatic International Holdings II, Inc.	DE
	Sensormatic International, Inc.	DE
	Sensormatic Technology, Inc.	FL
	Simplex Asia I, Inc.	DE
	Simplex Thailand, L.L.C.	DE
	Simplex Time Recorder Co.	MA
	SimplexGrinnell Holdings, Inc.	DE
	SimplexGrinnell LP	DE
	Smith Alarm Systems, Inc.	TX
	STI Licensing Corporation	DE
	STI Properties, Inc.	DE
	STI Properties, Ltd.	OH
	STI Risk Management Co.	FL
	STR Grinnell GP Holding, LLC	NV
	STR Realty Holdings LLC	DE
	Telestate International, Inc.	DE
	TKN, Inc.	RI

Jurisdiction:	Entity Name	State
	Tracer Construction Company	DE
	Tracer Field Services, Inc.	DE
	Tracer Industries Finance Co., Inc.	DE
	Tracer Industries Holdings, Inc.	DE
	Tracer Industries International, Inc.	TX
	Tracer Industries Management Co., Inc.	DE
	Tracer Industries, Inc.	DE
	Tracer Licensing, L.P.	DE
	Tri-Systems, Inc.	DE
	TV&C GP Holding, LLC	NV
	Tyco Acquisition Corp. XXII (NV)	NV
	Tyco Acquisition Corp. XXV (NV)	NV
	Tyco Acquisition Epsilon LLC	NV
	Tyco Acquisition Gamma LLC	NV
	Tyco Capital Investments, Inc.	NV
	Tyco Finance Corp.	DE
	Tyco Fire & Security LLC	NV
	Tyco Fire Products LP	DE
	Tyco Flow Control Company LLC	DE
	Tyco Flow Control International Holdings A, LLC	DE
	Tyco Flow Control International Holdings B, LLC	DE
	Tyco Flow Control International Holdings C, LLC	DE
	Tyco Holdings of Nevada, Inc.	NV
	Tyco International (NV) Inc.	NV
	Tyco International (US) International Holdings B, LLC	DE
	Tyco International Asia, Inc.	DE
	Tyco International CTC, Inc.	AK
	Tyco International Management Company	NV
	Tyco International PLT, Inc.	DE
	Tyco International PLT Holdings, Inc.	DE
	Tyco International PLT Holdings TAC, Inc.	NV
	Tyco International US China Inc.	DE
	Tyco Merger Sub (NJ) Inc.	NJ
	Tyco Receivables Corp.	DE
	Tyco Safety Products (US), LLC	NV
	Tyco Safety Products US, Inc.	NV
	Tyco Thermal Controls LLC	DE
	Tyco Valves & Controls LP	DE
	Tyco Valves & Controls, Inc.	TX
	Tyco Valves and Controls Middle East, Inc.	DE
	Tyco Valves and Controls U.A.E., Inc.	TX
	Tyco Water Corp.	TX
	Tyco Worldwide Services, Inc.	DE

Jurisdiction:	Entity Name	State
	Unistrut International Corporation	NV
	Unistrut International Holdings B, LLC	DE
	Unistrut International Holdings, LLC	DE
	United States Construction Co.	DE
	Water Holdings Corp.	DE
	Westec Business Security, Inc.	DE
	Westlock Controls Corporation	DE
	Westlock Controls Holdings, Inc.	NV
	White Mountain Insurance Company	VT
	Willoughby Holdings Inc.	DE
	WPFY, Inc.	DE
	Yarway Corporation	PA

Uruguay	ADT Security Services S.A. (Uruguay)
Knogo Latin America S.A.
Tyco Flow Control del Uruguay S.A.

Venezuela	Ansul de Venezuela C.A.
Earth Tech Venezuela, C.A.
Grinnell Sistemas de Proteccion Contra Incendio S.A. (Venezuela)
Tyco Flow Control de Venezuela, C.A.

Vietnam	Tyco Engineering (Vietnam) Ltd.